Improving the Lives of Millions of Patients with Type 1 Diabetes Nasdaq: VTVT

THE STATEMENTS MADE IN THIS PRESENTATION AND THE ACCOMPANYING ORAL COMMENTARY MAY INCLUDE FORWARD-LOOKING STATEMENTS REGARDING (I) THE DIABETES MARKET AND OTHER MARKETS, (II) THE DEVELOPMENT, CLINICAL TRIAL PROCESS, REGULATORY APPROVAL PROCESS AND ATTRIBUTES OF INVESTIGATIONAL AND MARKETED PRODUCTS TO TREAT THESE DISEASES AND OTHER CONDITIONS, (III) THE ECONOMIC POTENTIAL OF THOSE PRODUCTS AND (IV) THE FUTURE OPERATIONS, FUND-RAISING ACTIVITIES, EXPENDITURES, OPPORTUNITIES, AND FINANCIAL PERFORMANCE OF VTV THERAPEUTICS INC. FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS THAT ARE NOT HISTORICAL FACTS AND CAN BE IDENTIFIED BY TERMS SUCH AS “ANTICIPATES,” “BELIEVES,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” PREDICTS,” “PROJECTS,” “SEEKS,” “SHOULD,” “WILL,” “WOULD” OR SIMILAR EXPRESSIONS AND THE NEGATIVES OF THOSE TERMS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY ESTIMATES BASED UPON THE INFORMATION AVAILABLE TO VTV THERAPEUTICS INC. (OR THE PARTY PREPARING SUCH FORWARD-LOOKING STATEMENTS) AS OF THE DATE OF THIS PRESENTATION. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES, PRODUCT DEVELOPMENT PROCESSES AND OUTCOMES, CLINICAL TRIAL PROCESSES AND OUTCOMES, REGULATORY APPROVAL PROCESSES AND OUTCOMES, ECONOMIC PERFORMANCE OF PRODUCTS, FUND-RAISING ACTIVITIES AND FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED IN THESE FORWARD-LOOKING STATEMENTS. THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY NOT BE WITHIN OUR CONTROL, ARE DISCUSSED IN MORE DETAIL IN OUR QUARTERLY, ANNUAL AND CURRENT REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, UNDER THE CAPTIONS, “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” THEREFORE, YOU SHOULD READ THIS PRESENTATION IN CONJUNCTION WITH SUCH MEANINGFUL CAUTIONARY STATEMENTS. UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. EXCEPT AS REQUIRED BY LAW, WE EXPRESSLY DISCLAIM ANY RESPONSIBILITY TO PUBLICLY UPDATE OR REVISE OUR FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. ALL FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS. THIS PRESENTATION IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SALE OF (OR THE SOLICITATION OF AN OFFER TO BUY) ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES. BY ACCEPTING THIS PRESENTATION, YOU ACKNOWLEDGE AND AGREE THAT (I) YOU WILL NOT RELY ON THIS PRESENTATION FOR MAKING ANY INVESTMENT DECISION WITH RESPECT TO ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES, AND (II) ANY INVESTMENT DECISION MADE BY YOU WITH RESPECT TO ANY SUCH SECURITIES WILL BE BASED SOLELY ON AN OFFERING DOCUMENT RELATING TO SUCH SECURITIES (IF ANY), INCLUDING THE INFORMATION INCORPORATED BY REFERENCE THEREIN. v T v T h e r a p e u t i c s 2vTv Therapeutics

3vTv Therapeutics vTv Value Proposition • 1.6 million people in the US have type 1 diabetes  Growing at a rate of 2.9% annually  ~80% of patients fail to achieve adequate blood glucose control • Phase 3-ready asset in cadisegliatin – an adjunct therapy for T1D patients to improve glycemic control while reducing the risk of hypoglycemia • Cadisegliatin received Breakthrough Designation status with the FDA

Leadership Builds upon Decades of Life Sciences Expertise 4vTv Therapeutics Paul Sekhri President & CEO Carmen Valcarce, PhD Chief Scientific Officer Steven Tuch Chief Financial Officer Rich Nelson Head Corporate Development Martin Lafontaine Commercial Consultant Thomas Strack, MD Chief Medical Officer

5vTv Therapeutics • Successful $51 million PIPE investment to fund first Phase 3 trial • Building out team Hired Thomas Strack, Chief Medical Officer  Additional staffing anticipated in first half of 2024 • Finalized plans for first Phase 3 clinical trial  Protocol submitted to the FDA in February 2024 We expect patient recruitment to start in 2Q 2024 Key Recent Developments

6vTv Therapeutics • $51 million raised through the sale of a combination of common stock and prefunded warrants • Combined with cash on hand, the capital raised will fund the first Phase 3 clinical trial for cadisegliatin • Subject to certain conditions, investors can purchase up to an additional $30 million of common stock the earlier of 18 months following the closing of the PIPE or when the company has an estimated 60 days of remaining cash • Evaluating ways to generate additional opportunities within our current pipeline Financing

7vTv Therapeutics 1. Cariou B, Fontaine P, Eschwege E, Lièvre M, et al. Frequency and predictors of confirmed hypoglycaemia in type 1 and insulin-treated type 2 diabetes mellitus patients in a real-life setting: results from the DIALOG study. Diabetes Metab. 2015 Apr;41(2):116-25 and Khunti K, Alsifri S, Aronson R, Cigrovski Berković M, et al; HAT Investigator Group. Rates and predictors of hypoglycaemia in 27,585 people from 24 countries with insulin-treated type 1 and type 2 diabetes: the global HAT study. Diabetes Obes Metab. 2016 Sep;18(9):907-15. 2. Foster NC, Beck RW, Miller KM, Clements MA, et al. State of Type 1 Diabetes Management and Outcomes from the T1D Exchange in 2016-2018. Diabetes Technol Ther. 2019. 3. dQ&A Market Research 2019. 4. Peyrot M, Barnett AH, Meneghini LF, Schumm-Draeger PM. Insulin adherence behaviours and barriers in the multinational Global Attitudes of Patients and Physicians in Insulin Therapy study. Diabet Med. 2012 May;29(5):682-9. doi: 10.1111/j.1464- 5491.2012.03605.x. PMID: 22313123; PMCID: PMC3433794 Hypoglycemia: The Plague of Type 1 Diabetes PATIENTS PROVIDERS PAYORS Prevalent & Disruptive 85% Suffer from 1-2 hypo episodes every week 1 Worrisome & Life-Threatening 3-7% of CGM users will suffer from a severe hypo episode resulting in seizure or coma every 3 months 2 Counter-Productive >21% of CGM users exhibit high avoidance behaviors (e.g., keeping elevated BG) 3 Barrier to Treatment 76% Would treat patients more aggressively if not for risk of hypoglycemia4 4 High Direct & Indirect Costs

Cadisegliatin is the First Liver-Selective Glucokinase Activator to Reach Phase 3 Pancreas Effect Lowers threshold for insulin production Triggers storage of glucose as glycogen Result Rapid decline in blood sugar levels: Induces Hypoglycemia Reduces elevated blood sugar levels; Glucose released when needed: Reduces Hypoglycemia Glucokinase is present in both pancreatic β-cells & the liver. Past efforts to target have failed due to an increase in hypoglycemic events among other issues* Glucokinase Activation Liver *Other factors: Loss of potency over time; hypertriglyceridemia; fatty liver. None of these have been observed with cadisegliatin preclinically or in clinical studies up to 6 months. 8vTv Therapeutics

In Non-Diabetic People, the Liver Acts as a Reservoir for Glucose with Insulin and Glucokinase being Key Gatekeepers Glucokinase When blood sugar is high Glucokinase, in presence of insulin, converts some glucose into glycogen for storage Insulin Glucose When blood sugar is low Glycogen reserves are broken down into glucose for release Glycogen Portal Vein 9vTv Therapeutics

With Type 1 Diabetes and Only Low Levels of Insulin Reaching the Liver, Glucokinase Activity Is Impaired Glucokinase When blood sugar is high Glucokinase activity is diminished due to low insulin in the liver, reducing glycogen storage When blood sugar is low Insufficient glycogen reserves to maintain glucose homeostasis Hypoglycemia Patient must take exogenous insulin Glucose Portal Vein 10vTv Therapeutics

Cadisegliatin Reactivates Innate Glucose-Regulating Capacity of the Liver Even in the Absence of Increased Insulin Levels When blood sugar is high Glucokinase is activated despite lower insulin levels When blood sugar is low Glycogen reserves available to prevent hypoglycemia Portal Vein cadisegliatin Glucokinase 11vTv Therapeutics

Our SimpliciT1 Trial Showed Reductions In Both Hypoglycemia and HbA1c

Trials sponsored in part by:

JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

Fewer Hypoglycemic Events



Cumulative Number of events
30
20
10
0
Placebo
TTP399
Δ = -50%
p =0.04
0
20
40
60
80
100
Study day

Improved Glycemic Control



Change from Baseline in HbA1c (%)
Second Estimand*
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
Placebo
TTP399
Δ = -0.36%
p <0.001
0
6
12
Study Week

Randomized, Double-Blind, Placebo Controlled 2-Part Study of ~100 patients. A total of 49 patients in the treatment groups received 800mg daily of *cadisegliatin*.

Study Details: *https://diabetesjournals.org/care/article/44/4/960/138590/The-SimpliciT1-Study-A-Randomized-Double-Blind* & *https://clinicaltrials.gov/ct2/show/NCT03335371*

vTv Therapeutics

12

Clinical Development Plan:
TTP399-302 is the first Phase 3 trial to assess the efficacy of *cadisegliatin* in patients utilizing continuous glucose monitoring (CGM)



Study
TTP399-302
Target Enrollment:
150 subjects at
~20 US sites
8-12 weeks
26 weeks
26 weeks
Screen & Lead-in
Randomization
TTP399: 800mg QD
TTP399: 800mg BID
Placebo Control
Primary endpoint:
Hypoglycemia @ 26 weeks
Key sec. endpoint:
Safety @ 52 weeks

Choice of endpoint, exposure & population criteria informed by specific FDA advice & published FDA clinical guidance

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Strong IP Protection for Cadisegliatin through 2041 Exclusivity Period* 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 Issued Proposed Product Cadisegliatin Formulation: Spray-Dried or Wet Granulation (Estimated Expiration 2-28-2034) Combo: Cadisegliatin & Insulin for Type 1 Diabetes (Expires 6-19-2039) Polymorphs of Cadisegliatin (Estimated Expiration 6-07-2041) Oxidized Forms of Cadisegliatin (Estimated Expiration 2-12-2041) Salts & Co-Crystals of Cadisegliatin (Estimated Expiration 6-07-2041) Combo: Cadisegliatin & Metformin (Expires 07-20-2032) Cadisegliatin & GLP-1 Analog for Type 2 Diabetes (Expires 05-15-2033) Type 2 Diabetes Pending Issued in >95% of Worldwide Pharma Markets Issued in US, Pending in >90% of Worldwide Pharma Markets Granted in 8 European Countries, Japan, Canada and Australia Pending in US, China and Hong Kong US 7,851,636 - CoM (Expires 1-06-2025) [Patent Term Extension up to 5 Years] * Dates are provided for informational purposes only; actual results may differ from expectations

Pipeline

vTv | Partner | vTv and Partner

PRODUCT	PRE-CLINICAL / PHASE I / PHASE II / PHASE III	PARTNERS + REGIONS	
Cadisegliatin **(TTP399)** GK Activator	Type 1 Diabetes		
	Type 2 Diabetes	G42 Healthcare	Certain countries in the Middle East, Africa, and Central Asia
TTP273 Oral GLP-1R Agonist	Type 2 Diabetes		
	Cystic Fibrosis-Related Diabetes	Cystic Fibrosis Foundation	
HPP737 PDE4 Inhibitor	SAD/MAD Completed		
	Psoriasis / COPD / Atopic Dermatitis	NEWSOARA 恒翼生物医药	Asia (excl. Japan)
Mavodelpar (HPP593) PPAR-δ Agonist	Primary Mitochondrial Myopathies (PMM)*	Reneo Pharmaceuticals	Worldwide
	Long-chain fatty acid oxidation disorders (LC-FAOD)		
Azeliragon RAGE Antagonist	Glioblastoma / Other Cancers and Cancer Treatment-Related Conditions	CANTEX Pharmaceuticals	Worldwide
HPP3033 Nrf2/Bach1 Modulator	Undisclosed		
TTP-RA RAGE Antagonist	Type 1 Diabetes Prevention		

* Reneo reported in Dec 2023, "The STRIDE study did not meet its primary or secondary efficacy endpoint."

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16vTv Therapeutics Conclusions